PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2025
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT

US$ MILLIONS	Gross carrying amount	Accumulated depreciation	Accumulated fair value adjustments	Total
Balance at January 1, 2024	$13,438	$(990)	$1,703	$14,151
Additions, net of disposals	1,035	23	—	1,058
Non-cash disposals	(224)	(6)	—	(230)
Depreciation expense	—	(650)	—	(650)
Assets reclassified as held for sale	(1,866)	91	—	(1,775)
Fair value adjustments	—	—	119	119
Net foreign currency exchange differences	(86)	17	(32)	(101)
Balance at December 31, 2024	$12,297	$(1,515)	$1,790	$12,572
Additions, net of disposals(1)	1,342	11	—	1,353
Acquisitions through business combinations(2)	90	—	—	90
Non-cash additions	47	21	—	68
Depreciation expense	—	(536)	—	(536)
Fair value adjustments	—	—	198	198
Net foreign currency exchange differences	390	(77)	140	453
Balance at December 31, 2025	$14,166	$(2,096)	$2,128	$14,198

(1) On July 1, 2025, our global intermodal logistics operation acquired the container portfolio of Global Container International LLC (“GCI”), a container fleet operator of approximately half a million twenty-foot equivalent units, for approximately $1.1 billion which was principally comprised of approximately $0.8 billion of property, plant and equipment. The transaction did not meet IFRS 3 Business Combination criteria and was treated as an asset purchase.
(2) See Note 5, Acquisition of Businesses, for additional information.
Our company’s property, plant, and equipment is measured at fair value on a recurring basis with an effective date of revaluation for all asset classes of December 31, 2025 and 2024. Our company determined fair value under the income method. Assets under development were revalued where fair value could be reliably measured.
The following table summarizes the valuation techniques and significant inputs for our company’s property, plant and equipment assets.

Dec. 31, 2025				Dec. 31, 2024
Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon	Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon
Discounted cash flow model	8%	15x	10 yrs	Discounted cash flow model	8%	16x	10 yrs
An increase in the discount rate would lead to a decrease in the fair value of property, plant and equipment. Conversely, an increase to the terminal value multiple would increase the fair value of property, plant and equipment. Our company has classified all property, plant and equipment under level 3 of the fair value hierarchy.
At December 31, 2025, our company carried out an assessment of the fair value of its property, plant and equipment, resulting in a gain from revaluation of $198 million (2024: $119 million) which was recognized in revaluation surplus in the Consolidated Statements of Comprehensive Income. Our valuation of property, plant and equipment is underpinned by stable cash flows as we earn a regulated return on an asset base for making the infrastructure available to users with minimal volume and price risk. The revaluation gain recorded reflects growth in underlying cash flows at our U.K. regulated distribution business associated with new connections added during the year.
Had the assets been carried under the cost model, the carrying amount of property, plant and equipment would have been $12,411 million as at December 31, 2025 (2024: $11,061 million).